SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 22, 2001

Date of Report (Date of earliest event reported)

Illinois Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22302	36-3688459

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

451 Kingston Court, Mt. Prospect, Illinois	60056

(Address of principal executive offices)	(Zip Code)

(847) 391-9400

(Registrant’s telephone number)

EXHIBIT INDEX
Press Release

Item 5. Other Events.

      1. On June 22, 2001, Illinois Superconductor Corporation issued a press release announcing it had completed a field trial with Verizon Wireless in the Chicago area involving 37 individual CDMA sectors in 12 cell-sites in one of the highest traffic regions of Verizon Wireless’ Chicago network. A copy of the June 22, 2001 press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      Items (a) and (b) are inapplicable.

(c)	Exhibits.

99.1	Press Release issued by Illinois Superconductor Corporation on June 22, 2001, announcing it had completed a trial with Verizon Wireless in the Chicago area.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS SUPERCONDUCTOR CORPORATION

By:	/s/ Charles Willes

Charles Willes, Chief Financial Officer

Dated: June 22, 2001

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Illinois Superconductor Corporation on June 22, 2001, announcing it had completed a trial with Verizon Wireless in the Chicago area.